UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2009

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrant as specified in its charter)
_______________________

Florida Florida	333-108661	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)
1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 23, 2009, Universal City Development Partners, Ltd. (“UCDP”) issued a press release announcing the launch of a cash tender offer and related consent solicitation for all of the outstanding 11.75% Senior Notes due 2010 of UCDP and UCDP Finance, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 23, 2009.

Forward-Looking Information

Certain information included in this Current Report on Form 8-K may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give the Registrants current expectations of forecasts of future events. All statements other than statements of current or historical fact contained in this Statement are forward-looking statements. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may” and variations of such words or similar expressions, are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.

Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to: the risks and uncertainties relating to the global recession and its duration, severity and impact on overall consumer activity; the substantial indebtedness of us and of our subsidiaries; competition within the Orlando theme park market; our dependence on Vivendi Universal Entertainment and its affiliates; the loss of material intellectual property rights used in our business; the risks inherent in deriving substantially all of our revenues from one location; the dependence of our business on air travel; the loss of key distribution channels for pass sales; publicity associated with accidents occurring at theme parks; the seasonality of our business; risks related to unfavorable outcomes of our legal proceedings; and the additional risks set forth in our Report on Form 10-K as filed with the SEC on March 20, 2009, including those under the heading “Risk factors.”  There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report. The Registrants caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K or as of the date of the report or document in which they are contained, and the Registrants undertake no obligation to update such information. The Registrants urge you to carefully review and consider the disclosures made in this Current Report on Form 8-K that attempt to advise interested parties of the risks and factors that may affect their business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.
Date: October 23, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Principal Financial Officer

UCDP FINANCE, INC.
Date: October 23, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Principal Financial Officer